UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 4, 2021

Date of Report (Date of earliest event reported)

WALKER LANE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-146442	26-3342907
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 S. Dudley St., Unit 36, Littleton, CO 08123

(Address of principal executive offices, including zip code)

(720) 665-0638

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2021, the Company’s Board of Directors accepted the letter of resignation as Chief Financial Officer by Keith Simon, effective immediately.

On December 4, 2021, the Company’s Board of Directors appointed Jeff Rubinstein as the Chief Financial Officer and as a Director. The Board of Directors also appointed John Bellave as a Director.

Jeff Rubinstein, age 53

Mr. Rubinstein began his career in Finance and Marketing at Anixter, Inc and then U.S. Robotics. He went on to own two The UPS Stores for nine years, building each of these by triple digits before selling them. Mr. Rubinstein has held various financial, marketing, and sales positions at Chase Bank, Kelly Services, and Sunbelt Business Brokers before joining KozyFurniture as President and CFO. Mr. Rubinstein holds a BA degree in Economics from Indiana University. Mr. Rubinstein is an Accountant with 30 hours and over 30 years in accounting.

John Bellave, age 57

Mr. Bellave demonstrates his passion to improve lives by empowering entrepreneurs with innovative products, rewarding business opportunities and a vehicle to achieve success on many levels. Mr. Bellave’s experience and vision will allow for future expansion into some of the strongest markets in the United States. Mr. Bellave has assembled a seasoned and passionate leadership team that has the entrepreneur’s best interest in mind. Mr. Bellave realizes that long-term success is directly related to the success of its team. Mr. Bellave has surrounded himself with a team of veteran leaders and visionary thinkers poised to take the company to the top of the industry. An ambitious goal no doubt, but one that the entire team shares and will pursue with unbridled passion, while honoring the company’s values and goals with absolute integrity. Mr. Bellave’s entrepreneurial spirit and leadership helps drive the company’s vision. A dynamic speaker, Mr. Bellave is well respected in the relationship marketing industry and is considered by many, to be one of the most effective trainers and motivators in the industry.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned there under duly authorized.

Walker Lane Exploration, Inc.

Dated: December 14, 2021	By:	/s/ Phillip Allen
Phillip Allen
President and C.E.O.